OPPENHEIMER SELECT MANAGERS

FORM N-1A

PART C

OTHER INFORMATION

Item 23.  Exhibits:
-------------------

(a)      Amended and Restated Declaration of Trust dated January 30, 2001: Previously filed with Registrant's
Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.

(b)      By-Laws dated November 10, 2000, and amended through Marh 28, 2002: Filed herewith.

(c)      (i) Specimen Class A Share Certificate for Mercury Advisors S&P 500 Index Fund: Filed herewith.
(ii) Specimen Class B Share Certificate for Mercury Advisors S&P 500 Index Fund: Filed herewith.
(iii) Specimen Class C Share Certificate for Mercury Advisors S&P 500 Index Fund: Filed herewith.
(iv) Specimen Class N Share Certificate for Mercury Advisors S&P 500 Index Fund: Filed herewith.
(v) Specimen Class Y Share Certificate for Mercury Advisors S&P 500 Index Fund: Filed herewith.
(vi) Specimen Class A Share Certificate for Mercury Advisors Focus Growth Fund: Filed herewith.
(vii) Specimen Class B Share Certificate for Mercury Advisors Focus Growth Fund: Filed herewith.
(viii) Specimen Class C Share Certificate for Mercury Advisors Focus Growth Fund: Filed herewith.
(ix) Specimen Class N Share Certificate for Mercury Advisors Focus Growth Fund: Filed herewith.
(x) Specimen Class Y Share Certificate for Mercury Advisors Focus Growth Fund: Filed herewith.
(xi) Specimen Class A Share Certificate for QM Active Balanced Fund: Filed herewith.
(xii) Specimen Class B Share Certificate for QM Active Balanced Fund: Filed herewith.
(xiii) Specimen Class C Share Certificate for QM Active Balanced Fund: Filed herewith.
(xiv) Specimen Class N Share Certificate for QM Active Balanced Fund: Filed herewith.
(xv) Specimen Class Y Share Certificate for QM Active Balanced Fund: Filed herewith.
(xvi) Specimen Class A Share Certificate for Jennison Growth Fund: Filed herewith.
(xvii) Specimen Class B Share Certificate for Jennison Growth Fund: Filed herewith.
(xviii) Specimen Class C Share Certificate for Jennison Growth Fund: Filed herewith.
(xix) Specimen Class N Share Certificate for Jennison Growth Fund: Filed herewith.
(xx) Specimen Class Y Share Certificate for Jennison Growth Fund: Filed herewith.
(xxi) Specimen Class A Share Certificate for Salomon Brothers Capital Fund: Filed herewith.
(xxii) Specimen Class B Share Certificate for Salomon Brothers Capital Fund: Filed herewith.
(xxiii) Specimen Class C Share Certificate for Salomon Brothers Capital Fund: Filed herewith.
(xxiv) Specimen Class N Share Certificate for Salomon Brothers Capital Fund: Filed herewith.
(xxv) Specimen Class Y Share Certificate for Salomon Brothers Capital Fund: Filed herewith.
(xxvi) Specimen Class A Share Certificate for Gartmore Millennium Growth Fund: Filed herewith.
(xxvii)  Specimen Class B Share Certificate for Gartmore Millennium Growth Fund: Filed herewith.
(xxviii) Specimen Class C Share Certificate for Gartmore Millennium Growth Fund: Filed herewith.
(xxix) Specimen Class N Share Certificate for Gartmore Millennium Growth Fund: Filed herewith.
(xxx) Specimen Class Y Share Certificate for Gartmore Millennium Growth Fund: Filed herewith.

(d)      (i) Investment Advisory Agreement with Registrant on behalf of Mercury Advisors S&P 500 Index Fund:
Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(ii) Investment Advisory Agreement with Registrant on behalf of Mercury Advisors Focus Growth Fund: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(iii) Investment Advisory Agreement with Registrant on behalf of QM Active Balanced Fund: Previously filed with
Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(iv) Investment Advisory Agreement with Registrant on behalf of Jennison Growth Fund: Previously filed with
Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(v) Investment Advisory Agreement with Registrant on behalf of Salomon Brothers Capital Fund: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(vi) Investment Advisory Agreement with Registrant on behalf of Gartmore Millennium Growth Fund: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(vii) Subadvisory Agreement with respect to QM Active Balanced Fund: Previously filed with Registrant's
Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(viii) Subadvisory Agreement with respect to Jennison Growth Fund: Previously filed with Registrant's
Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(ix) Subadvisory Agreement with respect to Salomon Brothers Capital Fund: Previously filed with Registrant's
Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(x) Subadvisory Agreement with respect to Gartmore Millennium Growth Fund: Previously filed with Registrant's
Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.

(e)      (i) General Distributor's Agreement dated January 1, 2001: Previously filed with Registrant's
Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(ii) Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective
Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and
incorporated herein by reference.
(iii) Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective
Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and
incorporated herein by reference.
(iv) Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective
Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and
incorporated herein by reference.
(v) Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No.
2-62076), 10/26/01, and incorporated herein by reference.
(vi) Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with
Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076),
10/26/01, and incorporated herein by reference.

(f)      Form of Deferred Compensation Plan for Disinterested Trustees/Directors: Previously filed with
Post-Effective Amendment No. 43 to the Registration Statement of Oppenheimer Quest For Value Funds (Reg. No.
333-31533), 12/21/98, and incorporated herein by reference.

         Broker Agreement between Oppenheimer Fund Management, Inc. and Newbridge Securities, Inc. dated October
1, 1986: Previously filed with Post-Effective Amendment No. 25 to the Registration Statement of Oppenheimer
Growth Fund (Reg. No. 2-45272), 11/1/86, refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund
(Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(g)      (i) Custody Agreement between Registrant and The Bank of New York: Previously filed with Registrant's
Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
         (iii) Amendment dated 4/3/01 to Custody Agreement: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), 10/25/01, and
incorporated herein by reference.
         (ii) Amended and Restated Foreign Custody Manager Agreement dated 4/3/01: Previously filed with
Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg.
No.  2-82590), 10/25/01, and incorporated herein by reference.

(h)      (i) Form of Master-Feeder Participation Agreement between FAM Distributors, Inc., OppenheimerFunds
Distributor, Inc. and the Registrant: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
         (ii) Administration Agreement between OppenheimerFunds, Inc. and Registrant: Previously filed with
Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
         (iii) Form of Sub-Administration Agreement between OppenheimerFunds, Inc. and Fund Asset Management,
L.P.: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
         (iv) Form of License Agreement Relating to Use of Name between Merrill Lynch Investment Managers
International Limited doing business as Mercury Advisors, Mercury Asset Management Group Ltd. and Registrant:
Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.

(i)      Opinion and Consent of Counsel dated February 8, 2001: Previously filed with Registrant's Pre-Effective
Amendment No. 2, 2/8/01, and incorporated herein by reference.

(j)      Independent Auditors' Consent: Filed herewith.

(k)      None.

(l)      Investment Letter dated December 22, 2000 from OppenheimerFunds, Inc. to Registrant: Filed herewith.

(m)      (i) Service Plan and Agreement for Class A shares of Mercury Advisors S&P 500 Index Fund dated January
10, 2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(ii) Distribution and Service Plan and Agreement for Class B shares of Mercury Advisors S&P 500 Index Fund dated
January 10, 2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(iii) Distribution and Service Plan and Agreement for Class C shares of Mercury Advisors S&P 500 Index Fund dated
January 10, 2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(iv) Distribution and Service Plan and Agreement for Class N shares of Mercury Advisors S&P 500 Index Fund dated
January 10, 2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(v) Service Plan and Agreement for Class A shares of Mercury Advisors Focus Growth Fund dated January 10, 2001:
Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(vi) Distribution and Service Plan and Agreement for Class B shares of Mercury Advisors Focus Growth Fund dated
January 10, 2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(vii) Distribution and Service Plan and Agreement for Class C shares of Mercury Advisors Focus Growth Fund dated
January 10, 2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(viii) Distribution and Service Plan and Agreement for Class N shares of Mercury Advisors Focus Growth Fund dated
January 10, 2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
         (ix) Service Plan and Agreement for Class A shares of QM Active Balanced Fund dated January 10, 2001:
Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(x) Distribution and Service Plan and Agreement for Class B shares of  QM Active Balanced Fund dated January 10,
2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(xi) Distribution and Service Plan and Agreement for Class C shares of QM Active Balanced Fund dated January 10,
2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(xii) Distribution and Service Plan and Agreement for Class N shares of QM Active Balanced Fund dated January 10,
2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
         (xiii) Service Plan and Agreement for Class A shares of Jennison Growth Fund dated January 10, 2001:
Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
         (xxiv) Distribution and Service Plan and Agreement for Class B shares of Jennison Growth Fund dated
January 10, 2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(xv) Distribution and Service Plan and Agreement for Class C shares of Jennison Growth Fund dated January 10,
2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference..
(xvi) Distribution and Service Plan and Agreement for Class N shares of Jennison Growth Fund dated January 10,
2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(xvii) Service Plan and Agreement for Class A shares of Gartmore Millennium Growth Fund dated January 10, 2001:
Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(xviii) Distribution and Service Plan and Agreement for Class B shares of Gartmore Millennium Growth Fund dated
January 10, 2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(xix) Distribution and Service Plan and Agreement for Class C shares of Gartmore Millennium Growth Fund dated
January 10, 2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(xx) Distribution and Service Plan and Agreement for Class N shares of Gartmore Millennium Growth Fund dated
January 10, 2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(xxi) Service Plan and Agreement for Class A shares of Salomon Brothers Capital Fund dated January 10, 2001:
Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(xxii) Distribution and Service Plan and Agreement for Class B shares of Salomon Brothers Capital Fund dated
January 10, 2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(xxiii) Distribution and Service Plan and Agreement for Class C shares of Salomon Brothers Capital Fund dated
January 10, 2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(xxiii) Distribution and Service Plan and Agreement for Class N shares of Salomon Brothers Capital Fund dated
January 10, 2001: Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.

(n)      Oppenheimer Funds Multiple Class Plan under Rule 18f-3 March 18, 1996 and updated through 8/21/01:
Previously filed with Post-Effective Amendment No. 20 to the Registration Statement of Oppenheimer Cash Reserves
(Reg. No. 33-23223), 9/27/01, and incorporated herein by reference.

(o)      Powers of Attorney for all Trustees and Officers except for John Murphy (including Certified Board
Resolutions): Previously filed with Registrant's Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(i) Power of Attorney for John Murphy: Previously filed with Post-Effective Amendment No. 45 to the Registration
Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(p)      (i) Code of Ethics of the Registrant: Previously filed with Registrant's Pre-Effective Amendment No. 2,
2/8/01, and incorporated herein by reference.
(ii) Code of Ethics of Mercury Advisors: Previously filed with Registrant's Pre-Effective Amendment No. 2,
2/8/01, and incorporated herein by reference.
         (iii) Code of Ethics of The Prudential Investment Corporation: Previously filed with Registrant's
Pre-Effective Amendment No. 2, 2/8/01, and incorporated herein by reference.
(iv) Code of Ethics of Jennison Associates LLC: Previously filed with Registrant's Pre-Effective Amendment No. 2,
2/8/01, and incorporated herein by reference.
(v) Code of Ethics of Salomon Brothers Asset Management: Previously filed with Registrant's Pre-Effective
Amendment No. 2, 2/8/01, and incorporated herein by reference.
(vi) Code of Ethics of Villanova Mutual Fund Capital Trust: Previously filed with Registrant's Pre-Effective
Amendment No. 2, 2/8/01, and incorporated herein by reference.

Item 25.  Persons Controlled by or Under Common Control with Registrant

         None

Item 26.  Business and Other Connections of the Investment Adviser

(a)      OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position  Other Business and Connections
with OppenheimerFunds, Inc.         During the Past Two Years
---------------------------         -------------------------

Timothy L. Abbuhl,
Assistant Vice President   None.

Amy B. Adamshick,
Vice President    Formerly at Scudder Kemper Investments (July 1998 - May 2000)

Charles E. Albers,
Senior Vice President      None.

Edward J. Amberger,
Assistant Vice President   None.

Janette Aprilante,
Vice President and Secretary        As of January 2002: Secretary of OppenheimerFunds, Distributor, Inc.,
Centennial Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset
Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc.; Assistant Secretary of
HarbourView Asset Management Corporation, OFI Private Investments, Inc., Oppenheimer Trust Company and OAM
Institutional, Inc.

Hany S. Ayad,
Assistant Vice President   None.

Victor W. Babin,
Senior Vice President      None.

Bruce L. Bartlett,
Senior Vice President      None.

John Michael Banta,
Assistant Vice President   None.

Lerae A. Barela,
Assistant Vice President   None.

George Batejan,
Executive Vice President/
Chief Information Officer  None.

Kevin Baum,
Vice President    None.

Connie Bechtolt,
Assistant Vice President   None.

Robert Behal
Assistant Vice President   Formerly, Associate Director at MetLife (Jan 2000-May 2000).

Kathleen Beichert,
Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Erik S. Berg,
Assistant Vice President   None.

Rajeev Bhaman,
Vice President    None.

Mark Binning,
Assistant Vice President   None.

Robert J. Bishop,
Vice President    An officer of other Oppenheimer funds.

John R. Blomfield,
Vice President    None.

Chad Boll,
Assistant Vice President   None

Lowell Scott Brooks,
Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Richard Buckmaster,
Vice President    None.

Bruce Burroughs
Vice President    None.

Claudia Calich,
Assistant Vice President   None.

Adele A. Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division       None.

Michael A. Carbuto,
Vice President    None

Ronald G. Chibnik,
Assistant Vice President   Director of technology for Sapient Corporation (July, 2000-August 2001); software architect for Sapient Corporation (March 1997-July 2000).

H.C. Digby Clements,
Vice President: Rochester Division  None.

Peter V. Cocuzza,
Vice President    None.

Julie C. Cusker,
Assistant Vice President:
Rochester Division         None.

John Damian,
Vice President    Formerly senior analyst/director for Citigroup Asset Management (November 1999-September 2001).

O. Leonard Darling,
Vice Chairman, Executive Vice
President, Chief Investment
Officer and Director       Chairman of the Board and a director (since June 1999) and Senior Managing Director
(since December 1998) of HarbourView Asset Management Corporation; a director (since July 2001) of Oppenheimer
Acquisition Corp.; a director (since March 2000) of OFI Private Investments, Inc.; Chairman of the Board, Senior
Managing Director and director (since February 2001) of OAM Institutional, Inc.; Trustee (since 1993) of Awhtolia
College - Greece.

John M. Davis,
Assistant Vice President   Assistant Vice President of OppenheimerFunds Distributor, Inc.

Robert A. Densen,
Senior Vice President      None.

Ruggero de'Rossi,
Vice President    Formerly Chief Strategist at ING Barings (July
1998 - March 2000).

Craig P. Dinsell,
Executive Vice President   None.

Randall C. Dishmon,
Assistant Vice President   Associate with Booz Allen & Hamilton (1998-June 2001).

Rebecca K. Dolan
Vice President    None.

Steven D. Dombrower,
Vice President    Vice President of OppenheimerFunds, Inc.

Bruce C. Dunbar,
Vice President    None.

Richard Edmiston,
Assistant Vice President   None.

Daniel R. Engstrom,
Assistant Vice President   None.

Armand B. Erpf,
Assistant Vice President   None.

George R. Evans,
Vice President    None.

Edward N. Everett,
Vice President    None.

George Fahey,
Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Scott T. Farrar,
Vice President    Assistant Treasurer of Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

Katherine P. Feld,
Vice President, Senior Counsel      Vice President OppenheimerFunds, Distributor, Inc.; Vice President, Assistant
Secretary and Director of Centennial Asset Management Corporation; Vice President of Oppenheimer Real Asset
Management, Inc.

Ronald H. Fielding,
Senior Vice President;
Chairman: Rochester Division        Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual
Insurance Company; Governor of St. John's College; Chairman of the Board of Directors of International Museum of
Photography at George Eastman House.

Paul Fitzsimmons,
Assistant Vice President   None.

P. Lyman Foster,
Senior Vice President      Senior Vice President of OppenheimerFunds Distributor, Inc. Formerly Vice President of
Prudential Investments (August 1999-April 2000).

David Foxhoven,
Assistant Vice President   Assistant Vice President of OppenheimerFunds Legacy Program.

Colleen M. Franca,
Assistant Vice President   None.

Crystal French,
Vice President    None.

Dan P. Gangemi,
Vice President    None.

Dan Gagliardo,
Assistant Vice President   Formerly Assistant Vice President at Mitchell Hutchins (January 2000-October 2000).

Subrata Ghose,
Assistant Vice President   Formerly equity analyst at Fidelity Investments (1995 - March 2000).

Charles W. Gilbert,
Assistant Vice President   None.

Alan C. Gilston,
Vice President    None.

Jill E. Glazerman,
Vice President    None.

Paul M. Goldenberg,
Vice President    None.

Mike Goldverg,
Assistant Vice President   None.

Laura Granger,
Vice President    Formerly a portfolio manager at Fortis Advisors (July 1998-October 2000).

Jeremy H. Griffiths,
Executive Vice President,
Chief Financial Officer and
Director Chief Financial Officer, Treasurer and director of Oppenheimer Acquisition Corp.; Executive Vice
President of HarbourView Asset Management Corporation; President and director of OppenheimerFunds International
Ltd.; President. Chief Executive Officer, Chairman of the Board and director of Oppenheimer Trust Company;
director of Trinity Investment Management Corp., Secretary/Treasurer of OppenheimerFunds Legacy Program (a
Colorado non-profit corporation); Executive Vice President of OFI Private Investments, Inc.; Executive Vice
President of OAM Institutional, Inc. and a Member and Fellow of the Institute of Chartered Accountants.

Robert Grill,
Senior Vice President      None.

Robert Guy,
Senior Vice President      None.

David Hager,
Vice President    None.

Robert Haley,
Assistant Vice President   None.

Marilyn Hall,
Vice President    None.

Kelly Haney,
Assistant Vice President   None.

Thomas B. Hayes,
Vice President    None.

Dorothy F. Hirshman,
Vice President    None.

Merryl I. Hoffman,
Vice President and Senior Counsel   As of December 2001: Secretary of HarbourView Asset Management Corporation,
OFI Private Investments, Inc. and OAM Institutional, Inc.; Assistant Secretary of OppenheimerFunds Legacy Program.

Merrell I. Hora,
Vice President    None.

Scott T. Huebl,
Vice President    Assistant Vice President of OppenheimerFunds Legacy Program.

Margaret Hui,
Assistant Vice President   None.

James G. Hyland,
Assistant Vice President   None.

Steve P. Ilnitzki,
Senior Vice President      Formerly Vice President of Product Management at Ameritrade (until March 2000).

Kathleen T. Ives,
Vice President and Assistant Counsel        Vice President of OppenheimerFunds Distributor, Inc.; Assistant
Secretary of Shareholder Financial Services, Inc. and OppenheimerFunds Legacy Program; Vice President and
Assistant Secretary of Shareholder Services, Inc.; an officer of other Oppenheimer funds.

William Jaume,
Vice President    Senior Vice President and Chief Compliance Officer (since April 2000) of HarbourView Asset
Management Corporation; and of OAM Institutional, Inc. (since February 2001).

Frank V. Jennings,
Vice President    None.

John Jennings,
Vice President    None.

Lewis A. Kamman,
Vice President    None.

Jennifer E. Kane,
Assistant Vice President   None.

Lynn O. Keeshan,
Senior Vice President      None.

Thomas W. Keffer,
Senior Vice President      None.

Cristina J. Keller,
Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Michael Keogh,
Vice President    None.

Michael P. Kirkpatrick,
Assistant Vice President   None.

Garrett K. Kolb,
Assistant Vice President   None.

Teresa Kong,
Assistant Vice President   None.

Walter G. Konops,
Assistant Vice President   None.

Avram D. Kornberg,
Senior Vice President      None.

James Kourkoulakos,
Vice President.   None.

Joseph Krist,
Assistant Vice President   None.

Guy E. Leaf,
Vice President    Vice President of Merrill Lynch (January 2000-September 2001.

Christopher M. Leavy,
Senior Vice President      Formerly Vice President and portfolio manager at Morgan Stanley Investment Management
(1997-September 2000).

Dina C. Lee,
Assistant Vice President and
Assistant Counsel Formerly an attorney with Van Eck Global (until December 2000).

Laura Leitzinger,
Vice President    Vice President of Shareholder Financial Services, Inc.

Michael S. Levine,
Vice President    None.

Gang Li,
Assistant Vice President   None.

Shanquan Li,
Vice President    None.

Mitchell J. Lindauer,
Vice President and Assistant
General Counsel   None.

Bill Linden,
Assistant Vice President   None.

Malissa B. Lischin,
Assistant Vice President   Assistant Vice President of OppenheimerFunds Distributor, Inc Formerly an associate manager with Investment Management Analyst at Prudential (1996 - March 2000).

Reed Litcher,
Vice President    None.

David P. Lolli,
Assistant Vice President   None.

Daniel G. Loughran
Vice President: Rochester Division  None.

Patricia Lovett,
Vice President    Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder
Services, Inc.

David M. Mabry,
Vice President    Vice President of Oppenheimer Trust Company.

Steve Macchia,
Vice President    None.

Marianne Manzolillo,
Assistant Vice President   Formerly Vice President for DLJ High Yield Research Department (February 1993 - July
2000).

Philip T. Masterson,
Vice President and
Assistant Counsel None.

Lisa Migan,
Assistant Vice President   None.

Andrew J. Mika,
Senior Vice President      None.

Joy Milan,
Vice President    None.

Denis R. Molleur,
Vice President and
Senior Counsel    An officer of other Oppenheimer funds.

Nikolaos D. Monoyios,
Vice President    None.

John Murphy,
Chairman, President, Chief Executive
Officer and Director       Director of OppenheimerFunds Distributor, Inc., President of Centennial Asset
Management Corporation, HarbourView Asset Management Corporation, Trinity Investments Management Corporation, OFI
Private Investments, Inc., OAM Institutional, Inc. and Tremont Advisers, Inc.; President and Director of
Oppenheimer Acquisition Corp., Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc.;
Chairman and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; President and a
trustee of other Oppenheimer funds; Executive Vice President of MassMutual Life Insurance Company; director of
DLB Acquisition Corp.

Thomas J. Murray,
Vice President    None.

Kenneth Nadler,
Vice President    None.

David Negri,
Senior Vice President      Senior Vice President of HarbourView Asset Management Corporation.

Richard Nichols,
Vice President    None.

Barbara Niederbrach,
Assistant Vice President   None.

Robert A. Nowaczyk,
Vice President    None.

Raymond C. Olson,
Assistant Vice President   Assistant Vice President and Treasurer of OppenheimerFunds Distributor, Inc.;
Treasurer of Centennial Asset Management Corporation.

Mark Paris,
Assistant Vice President   None.

Frank J. Pavlak,
Vice President    None.

David P. Pellegrino,
Vice President    None.

Allison C. Pells,
Assistant Vice President   None.

James F. Phillips,
Vice President    None.

Raghaw Prasad,
Assistant Vice President

Jane C. Putnam,
Vice President    None.

Michael E. Quinn,
Vice President    None.

Julie S. Radtke,
Vice President    None.

Norma J. Rapini,
Assistant Vice President:
Rochester Division         None.

Thomas P. Reedy,
Vice President    Vice President (since April 1999) of HarbourView Asset Management Corporation.

Kristina Richardson,
Assistant Vice President   None.

David Robertson,
Senior Vice President      Senior Vice President of OppenheimerFunds Distributor, Inc. Formerly Director of Sales
& Marketing at Schroder Investment Management North America (March 1998-March 2000).

Rob Robis,
Assistant Vice President   None.

Antoinette Rodriguez,
Assistant Vice President   None.

Jeffrey S. Rosen,
Vice President    None.

Richard H. Rubinstein,
Senior Vice President      None.

James H. Ruff,
Executive Vice President   President and director of OppenheimerFunds Distributor, Inc. and Centennial Asset
Management Corporation; Executive Vice President of OFI Private Investments, Inc.

Andrew Ruotolo
Executive Vice President   President and director of Shareholder Services, Inc. and Shareholder Financial
Services, Inc.

Rohit Sah,
Assistant Vice President   None.

Valerie Sanders,
Vice President    None.

Jeffrey R. Schneider,
Vice President    None.

Ellen P. Schoenfeld,
Vice President    None.

Scott A. Schwegel,
Assistant Vice President   None.

Allan P. Sedmak
Assistant Vice President   None.

Jennifer L. Sexton,
Vice President    Vice President of OFI Private Investments, Inc.

Martha A. Shapiro,
Vice President    None.

Steven J. Sheerin,
Vice President    Formerly consultant with Pricewaterhouse Coopers (November 2000-May 2001) prior to which he was a Vice President of Merrill Lynch Pierce Fenner & Smith, Inc. (July 1998-October 2000).

Bonnie Sherman,
Assistant Vice President   None.

David C. Sitgreaves,
Assistant Vice President   None.

Enrique H. Smith,
Assistant Vice President   Formerly a business analyst with Goldman Sachs (August 1999-August 2001).

Richard A. Soper,
Vice President    None.

Louis Sortino,
Assistant Vice President:
Rochester Division         None.

Keith J. Spencer,
Vice President    None.

Cathleen R. Stahl,
Assistant Vice President   Assistant Vice President and Manager of Women & Investing Program.

Richard A. Stein,
Vice President: Rochester Division  None.

Arthur P. Steinmetz,
Senior Vice President      Senior Vice President of HarbourView Asset Management Corporation.

Jayne M. Stevlingson,
Vice President    None.

Gregory J. Stitt,
Vice President    None.

John P. Stoma,
Senior Vice President      Senior Vice President of OppenheimerFunds Distributor, Inc.

Wayne Strauss,
Assistant Vice President:
Rochester Division         None.

Michael Stricker,
Vice President

Deborah A. Sullivan,
Assistant Vice President,
Assistant Counsel Since December 2001, Secretary of Oppenheimer Trust Company. Formerly, Associate General
Counsel, Chief Compliance Officer, Corporate Secretary and Vice President of Winmill & Co. Inc. (formerly Bull &
Bear Group, Inc.), CEF Advisers, Inc. (formerly Bull & Bear Advisers, Inc.), Investor Service Center, Inc. and
Midas Management Corporation (November 1997 - March 2000).

Mary Sullivan,
Assistant Vice President   None.

Kevin L. Surrett,
Assistant Vice President   None.

Susan B. Switzer,
Vice President    None.

Anthony A. Tanner,
Vice President: Rochester Division  None.

Paul Temple,
Vice President

Eamon Tubridy,
Assistant Vice President   None.

James F. Turner,
Vice President    Formerly portfolio manager for Technology Crossover Ventures (May 2000-March 2001); Assistant
Vice President and Associate Portfolio Manager (August 1999-May 2000) for OppenheimerFunds, Inc.

Cameron Ullyat,
Assistant Vice President   None.

Mark S. Vandehey,
Vice President    Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation
and Shareholder Services, Inc.

Maureen Van Norstrand,
Assistant Vice President   None.

Phillip F. Vottiero,
Vice President    None.

Samuel Sloan Walker,
Vice President    Vice President of HarbourView Asset Management Corporation.

Teresa M. Ward,
Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Darrin L. Watts,
Assistant Vice President   None.

Jerry A. Webman,
Senior Vice President      Senior Vice President of HarbourView Asset Management Corporation.

Christopher D. Weiler,
Assistant Vice President:
Rochester Division         None.

Barry D. Weiss,
Vice President    None.

Christine Wells,
Vice President    None.

Joseph J. Welsh,
Vice President    None.

Catherine M. White,
Assistant Vice President   Assistant Vice President of OppenheimerFunds Distributor, Inc. Formerly, Assistant
Vice President with Gruntal & Co. LLC (September 1998 - October 2000); member of the American Society of Pension
Actuaries (ASPA) since 1995.

William L. Wilby,
Senior Vice President      Senior Vice President (since May 1999) of HarbourView Asset Management Corporation.

Donna M. Winn,
Senior Vice President      President, Chief Executive Officer and Director of OFI Private Investments, Inc.;
Director and President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor,
Inc.

Kenneth Winston,
Senior Vice President      Principal at Richards & Tierney, Inc. (until June 2001).

Brian W. Wixted,
Senior Vice President and
Treasurer         Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd.,
Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Services,
Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc. and OAM Institutional, Inc.; Treasurer
and Chief Financial Officer of Oppenheimer Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.
and OppenheimerFunds Legacy Program; an officer of other Oppenheimer funds.

Carol Wolf,
Senior Vice President      An officer of certain Oppenheimer funds; serves on the Board of Chinese Children
Adoption International Parents Council, Supporters of Children, and the Advisory Board of Denver Children's
Hospital Oncology Department.

Kurt Wolfgruber,
Senior Vice President      Director of Tremont Advisers, Inc. (as of January 2002).

Caleb C. Wong,
Vice President    None.

Edward C. Yoensky,
Assistant Vice President   None.

Robert G. Zack
Senior Vice President and
General Counsel   General Counsel and Director of OppenheimerFunds Distributor, Inc.; General Counsel of
Centennial Asset Management Corporation; Senior Vice President and General Counsel of HarbourView Asset
Management Corporation and OAM Institutional, Inc.; Senior Vice President, General Counsel and Director of
Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments, Inc. and Oppenheimer
Trust Company; Vice President and Director of Oppenheimer Partnership Holdings, Inc.; Secretary of OAC
Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Ltd.; Director of
Oppenheimer Real Asset Management, Inc.; Vice President of OppenheimerFunds Legacy Program; an officer of other
Oppenheimer funds.

Jill Zachman,
Vice President: Rochester Division  None.

Neal A. Zamore,
Vice President    Formerly (until May 2000) Vice President at GE Capital.

Mark D. Zavanelli,
Vice President    None.

Alex Zhou,
Assistant Vice President   None.

Arthur J. Zimmer,
Senior Vice President      Senior Vice President (since April 1999) of HarbourView Asset Management Corporation.

Susan Zimmerman,
Vice President    None.

The Oppenheimer Funds include the following:

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Limited Term New York Municipal Fund (Rochester Portfolio Series)
Oppenheimer Bond Fund (a series of Oppenheimer Integrity Funds)
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Concentrated Growth Fund
Oppenheimer Convertible Securities Fund (Bond Fund Series)
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Intermediary Municipal Fund (a series of Oppenheimer Municipal Fund)
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Growth & Income Fund (a series of Oppenheimer Main
   Street Funds, Inc.
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multiple Strategies Fund
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust (3 series):
     Oppenheimer New Jersey Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Rochester National Municipals
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds (3 series)
     Oppenheimer Quest Balanced Value Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Small Cap Value Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Real Estate Fund
Oppenheimer Select Managers (6 series):
     Gartmore Millennium Growth Fund II
     Jennison Growth Fund
     Mercury Advisors Focus Growth Fund
     Mercury Advisors S&P 500 Index Fund
     QM Active Balanced Fund
     Salomon Brothers Capital Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Series Fund, Inc. (2 series):
     Oppenheimer Disciplined Allocation Fund
     Oppenheimer Value Fund
Oppenheimer Special Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Tremont Market Neutral Fund LLC
Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust
Oppenheimer Variable Account Funds (10 series):
     Oppenheimer Aggressive Growth Fund/VA
     Oppenheimer Bond Fund/VA
     Oppenheimer Capital Appreciation Fund/VA
     Oppenheimer Global Securities Fund/VA
     Oppenheimer High Income Fund/VA
     Oppenheimer Main Street Growth & Income Fund/VA
     Oppenheimer Main Street Small Cap Fund/VA
     Oppenheimer Money Fund/VA
     Oppenheimer Multiple Strategies Fund/VA
     Oppenheimer Strategic Bond Fund/VA
Panorama Series Fund, Inc. (4 series):
     Growth Portfolio
     Government Securities Portfolio
     International Growth Fund/VA
     Total Return Portfolio
Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services,
Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., Oppenheimer
Real Asset Management, Inc. and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Englewood, Colorado
80112.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp.,
Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp., OFI Private Investments, Inc., OAM
Institutional, Inc. and Oppenheimer Trust Company is 498 Seventh Avenue, New York, New York 10018.

The address of Tremont Advisers, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is Bloc C, Irish Life Center, Lower Abbey Street, Dublin 1,
Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania
16823.

Item 27. Principal Underwriter

(a)      OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the
Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above
(except Oppenheimer Multi-Sector Income Trust and Panorama Series Fund, Inc.) and for MassMutual Institutional
Funds.

(b)      The directors and officers of the Registrant's principal underwriter are:

Name & Principal  Positions & Offices       Positions & Offices
Business Address  with Underwriter  with Registrant
----------------  ----------------  ---------------

Robert Agan (1)   Vice President    None

Janette Aprilante (1)      Secretary        None

Jason R. Bach     Vice President    None
3264 Winthrop Circle
Marietta, GA 30067

Kathleen Beichert (1)      Vice President   None

Gabriella Bercze (2)       Vice President   None

Douglas S. Blankenship     Vice President   None
17011 Woodbark
Spring, TX  77379

Tracey Blinzler (1)        Assistant Vice President  None

Kevin Bonner (1)  Vice President    None

L. Scott Brooks (2)        Vice President   None

Kevin E. Brosmith Senior Vice President     None
170 Phillip Court
Lake Bluff, IL 60044

Jeffrey W. Bryan (2)       Vice President   None

Susan Burton      Vice President    None
4127 Towne Green Circle
Addison, TX 75001

Kathleen Mary Byron        Vice President   None
6 Dahlia Drive
Irvine, CA 92618

Robert A. Coli    Vice President    None
12 White Tail Lane
Bedminster, NJ 07921

Jill E. Crockett (2)       Assistant Vice President  None

Jeffrey D. Damia (2)       Vice President   None

John Davis (2)    Assistant Vice President  None

Stephen J. Demetrovits (2) Vice President   None

Michael W. Dickson         Vice President   None
21 Trinity Avenue
Glastonbury, CT 06033

Joseph A. DiMauro Vice President    None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236

Steven Dombrower (2)       Vice President   None

George P. Dougherty        Vice President   None
4090 Redbud Circle
Doylestown, PA 18901

Cliff H. Dunteman Vice President    None
1196 Fieldstone Dr.
Crystal Lake, IL 60014-1642

John Eiler (2)    Vice President    None

Kent M. Elwell    Vice President    None
35 Crown Terrace
Yardley, PA  19067

Gregg A. Everett  Vice President    None
7124 Trysail Circle
Tampa, FL 33607

George R. Fahey   Vice President    None
9 Townview Court
Flemington, NJ 08822

Eric C. Fallon    Vice President    None
10 Worth Circle
Newton, MA 02458

Katherine P. Feld (2)      Vice President   Assistant Secretary

Mark J. Ferro (2) Vice President    None

Ronald H. Fielding (3)     Vice President   None

Patrick W. Flynn (1)       Senior Vice President     None

John E. Forrest (2)        Senior Vice President     None

John ("J") Fortuna (2)     Vice President   None

P. Lyman Foster (2)        Senior Vice President     None

Victoria Friece (1)        Assistant Vice President  None

Luiggino J. Galleto        Vice President   None
10302 Riesling Court
Charlotte, NC 28277

Michelle M. Gans  Vice President    None
2700 Polk Street, Apt. #9
San Francisco, CA 94109

Lucio Giliberti   Vice President    None
6 Cyndi Court
Flemington, NJ 08822

Raquel Granahan (2)        Vice President   None

Ralph Grant (2)   Senior Vice President     None

Michael D. Guman  Vice President    None
3913 Pleasant Avenue
Allentown, PA 18103

Tonya N. Hammet   Assistant Vice President  None
2612 W. Grand Reserve Circle #227
Clearwater, FL 33759

Clifford W. Heidinger      Vice President   None
90 Gates Street
Portsmouth, NH 03801

Phillipe D. Hemery         Vice President   None
184 Park Avenue
Rochester, NY 14607

Elyse R. Jurman Herman     Vice President   None
1194 Hillsboro Mile, Villa 51
Hillsboro Beach, FL  33062

Wendy G. Hetson   Vice President    None
4 Craig Street
Jericho, NY 11753

Kristen L. Heyburn         Vice President   None
2315 Mimosa Drive #2
Houston, TX 77019

William E. Hortz (2)       Vice President   None

Edward Hrybenko (2)        Vice President   None

Brian F. Husch (2)         Vice President   None

Richard L. Hymes (2)       Assistant Vice President  None

Kathleen T. Ives (1)       Vice President   Assistant Secretary

Eric K. Johnson   Vice President    None
28 Oxford Avenue
Mill Valley, CA 94941

Mark D. Johnson   Vice President    None
15792 Scenic Green Court
Chesterfield, MO 63017

John S. Kavanaugh Vice President    None
2 Cervantes, Apt. #301
San Francisco, CA 94123

Christina J. Keller (2)    Vice President   None

Brian G. Kelly    Vice President    None
60 Larkspur Road
Fairfield, CT 06430

Michael Keogh (2) Vice President    None

Lisa Klassen (1)  Assistant Vice President  None

Richard Klein     Senior Vice President     None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Richard Knott (2) Vice President    None

Dean Kopperud (2) Senior Vice President     None

Brent A. Krantz   Senior Vice President     None
P. O. Box 1313
Seahurst, WA 98062

David T. Kuzia    Vice President    None
9697 S. Golden Eagle Dr.
Highlands, CO 80126

Tracey Lange (2)  Vice President    None

Dawn Lind         Vice President    None
21 Meadow Lane
Rockville Centre, NY 11570

Malissa Lischin (2)        Assistant Vice President  None

James V. Loehle   Vice President    None
30 Wesley Hill Lane
Warwick, NY 10990

John J. Lynch     Vice President    None
5341 Ellsworth
Dallas, TX 75206

Mark Macken       Vice President    None
462 Lincoln Avenue
Sayville, NY 11782

Michael Magee (2) Vice President    None

Steven C. Manns   Vice President    None
1941 W. Wolfram
Chicago, IL 60657

Todd A. Marion    Vice President    None
3 St. Marks Place
Cold Spring Harbor, NY 11724

David M. Martin   Vice President    None
10155 S. Woodrose Lane
Highlands Ranch, CO 80126

LuAnn Mascia (2)  Assistant Vice President  None

Theresa-Marie Maynier      Vice President   None
2421 Charlotte Drive
Charlotte, NC 28203

Anthony P. Mazzariello     Vice President   None
704 Beaver Road
Leetsdale, PA 15056

John C. McDonough Vice President    None
3812 Leland Street
Chevy Chase, MD 20815

Kent C. McGowan   Vice President    None
18424 12th Avenue West
Lynnwood, WA 98037

John V. Murphy (2)         Director President and Trustee

Wendy Jean Murray Vice President    None
32 Carolin Road
Upper Montclair, NJ 07043

Christina Nasta (2)        Assistant Vice President  None

Kevin P. Neznek (2)        Vice President   None

Patrick J. Noble  Vice President    None
1155 Wellesley Avenue #204
Los Angeles, CA 90049

Chad V. Noel      Vice President    None
2408 Eagleridge Drive
Henderson, NV 89014

Raymond Olson (1) Assistant Vice President  None
         & Treasurer

Gayle E. Pereira  Vice President    None
2707 Via Arboleda
San Clemente, CA 92672

Brian C. Perkes   Vice President    None
8734 Shady Shore Drive
Frisco, TX 75034

Charles K. Pettit Vice President    None
22 Fall Meadow Drive
Pittsford, NY 14534

William L. Presutti        Vice President   None
238 Kemp Avenue
Fair Haven, NJ 07704

Elaine Puleo-Carter (2)    Senior Vice President     None

Christopher L. Quinson     Vice President   None
19 Cayuga Street
Rye, NY 10580

Minnie Ra         Vice President    None
100 Dolores Street, #203
Carmel, CA 93923

Heather Rabinowitz (2)     Assistant Vice President  None

Gary D. Rakan     Vice President    None
25031 Woodridge Triangle
Farmington, MI 48335

Michael A. Raso   Vice President    None
16 N. Chatsworth Ave., Apt. 301
Larchmont, NY 10538

Douglas Rentschler         Vice President   None
677 Middlesex Road
Grosse Pointe Park, MI 48230

Michelle Simone Richter (2)         Vice President   None

Ruxandra Risko(2) Vice President    None

David R. Robertson (2)     Senior Vice President     None

Kenneth A. Rosenson        Vice President   None
24753 Bantage Point Terr.
Malibu, CA 90265

James H. Ruff (2) President & Director      None

William R. Rylander        Vice President   None
85 Evergreen Road
Vernon, CT 06066

Thomas Sabow (2)  Vice President    None

Alfredo Scalzo    Vice President    None
9616 Lake Chase Island Way
Tampa, FL 33626

Michael Sciortino Vice President    None
785 Beau Chene Drive
Mandeville, LA 70471

Eric Sharp        Vice President    None
862 McNeill Circle
Woodland, CA 95695

Debbie Simon (2)  Vice President    None

Douglas Bruce Smith        Vice President   None
808 South 194th Street
Seattle,WA 98148

William A. Spetrino        Vice President   None
7631 Yennicook Way
Hudson, OH 44236

Bryan Stein (2)   Vice President    None

John Stoma (2)    Senior Vice President     None

Brian C. Summe    Vice President    None
239 N. Colony Drive
Edgewood, KY 41017

Michael Sussman(2)         Assistant Vice President  None

George T. Sweeney Senior Vice President     None
5 Smoke House Lane
Hummelstown, PA 17036

Scott McGregor Tatum       Vice President   None
704 Inwood
Southlake, TX 76092

James Taylor (2)  Assistant Vice President  None

Martin Telles (2) Senior Vice President     None

David G. Thomas   Vice President    None
1328 N. Cleveland Street
Arlington, VA 22201

Bryan K.Toma      Vice President    None
14575 S. Gallery
Olathe, KS 66062

Floyd A. Tucker   Vice President    None
1930 W. Barry Ave., #2
Chicago, IL 60657

Tanya Valency (2) Vice President    None

Mark Vandehey (1) Vice President    None

Vince Vermette    Assistant Vice President  None

Teresa Ward (1)   Vice President    None

Michael J. Weigner         Vice President   None
4905 W. San Nicholas Street
Tampa, FL 33629

Donn Weise        Vice President    None
3249 Earlmar Drive
Los Angeles, CA 90064

Catherine White (2)        Assistant Vice President  None

Thomas Wilson (2) Vice President    None

Donna Winn (2)    Senior Vice President     None

Philip Witkower (2)        Senior Vice President     None

Cary Patrick Wozniak       Vice President   None
18808 Bravata Court
San Diego, CA 92128

Gregor D. Yuska   Vice President    None
16035 Canterbury Estates Dr.
Ellisville, MO 63021

Robert G. Zack (2)         General Counsel  Vice President and
         and Director      Secretary

(1)6803 South Tucson Way, Englewood, CO 80112
(2)498 Seventh Avenue, New York, NY 10018
(3)350 Linden Oaks, Rochester, NY 14623

(c)      Not applicable.

Item 28.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the
Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc.
at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

Item 29.  Management Services

Not applicable

Item 30.  Undertakings

Not applicable.

                                              SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the
Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the
7th day of February, 2001.

                                 OPPENHEIMER SELECT MANAGERS

                                 By:  /s/ James C. Swain*
                                 --------------------------------
                                 James C. Swain, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures                           Title                      Date
----------                           -----                      ----

/s/ James C. Swain*                  Chairman of the Board,
----------------------------------   Chief Executive Officer   March 28, 2002
James C. Swain                       and Trustee

/s/ John V. Murphy*
----------------------------------  President and Trustee     March 28, 2002
John V. Murphy

/s/ Brian W. Wixted*                Treasurer and Chief       March 28, 2002
----------------------------------  Financial and
Brian W. Wixted                     Accounting Officer

/s/ Robert G. Avis*                 Trustee                   March 28, 2002
----------------------------------
Robert G. Avis

/s/ William L. Armstrong*           Trustee                   March 28, 2002
----------------------------------
William L. Armstrong

/s/ George Bowen*                   Trustee                   March 28, 2002
----------------------------------
George Bowen

/s/Edward L. Cameron*               Trustee                   March 28, 2002
----------------------------------
Edward L. Cameron

/s/ Jon S. Fossel*                  Trustee                   March 28, 2002
----------------------------------
Jon S. Fossel

/s/ Sam Freedman*                   Trustee                   March 28, 2002
----------------------------------
Sam Freedman

/s/ C. Howard Kast*                 Trustee                  March 28, 2002
----------------------------------
C. Howard Kast

/s/ Robert M. Kirchner*             Trustee                  March 28, 2002
----------------------------------
Robert M. Kirchner

/s/ F. William Marshall Jr.*        Trustee                  March 28, 2002
----------------------------------
F. William Marshall Jr.

*By: /s/ Robert G. Zack
---------------------------------
Robert G. Zack, Attorney-in-Fact

                                     SIGNATURES

Master Focus Twenty Trust has duly caused this Registration Statement of Oppenheimer Select Managers relating to the Mercury Advisors Focus Growth Fund Series (and not with respect to any other series of Oppenheimer Select
Managers) to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of
Plainsboro, and State of New Jersey, on the 28th day of March , 2002.

MASTER FOCUS TWENTY TRUST

By:  /s/ Terry K. Glenn
--------------------------------
(Terry K. Glenn, President)

Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke and Robert C. Doll,
Jr., or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated
below, any amendment to this Registration Statement of Oppenheimer Select Managers relating to the Mercury
Advisors Focus Growth Fund Series (and not with respect to any other series of Oppenheimer Select Managers)
(including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and
Exchange Commission.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of Oppenheimer Select
Managers relating to the Mercury Advisors Focus Growth Fund Series (and not with respect to any other series of
Oppenheimer Select Managers) has been signed below by the following persons in the capacities and on the date indicated.

Signatures                          Title                           Date

/s/ Terry K. Glenn                  President (Principal            March 28, 2002
------------------------------      Executive Officer)
(Terry K. Glenn)  and Trustee

/s/ Donald C. Burke                 Vice President &Treasurer   March 28, 2002
------------------------------      (Principal Financial &
(Donald C. Burke)                   Accounting Officer)

/s/ James H. Bodurtha              Trustee                         March 28, 2002
------------------------------
(James H. Bodurtha)

/s/ Herbert I. London               Trustee                         March 28, 2002
------------------------------
(Herbert I. London)

/s/ Andre F. Perold                 Trustee                         March 28, 2002
------------------------------
(Andre F. Perold)

/s/ Roberta Cooper Ramo             Trustee                         March 28, 2002
------------------------------
(Roberta Cooper Ramo)

*By /s/ Terry K. Glenn
    _________________________
   (Terry K. Glenn, Attorney-in-Fact)

                                     SIGNATURES

Quantitative Master Series Trust has duly caused this Registration Statement of Oppenheimer Select Managers relating to the Mercury Advisors S&P 500 Index Fund Series (and not with respect to any other series of
Oppenheimer Select Managers) to be signed on its behalf by the undersigned, thereunto duly authorized, in the
Township of Plainsboro, and State of New Jersey, on the 28th day of March , 2002.

QUANTITATIVE MASTER SERIES TRUST

By:  /s/ Terry K. Glenn
--------------------------------
(Terry K. Glenn, President)

Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke and Ira P. Shapiro,
or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated
below, any amendment to this Registration Statement of Oppenheimer Select Managers relating to the Mercury
Advisors S&P 500 Index Fund (and not with respect to any other series of Oppenheimer Select Managers) (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange
Commission.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of Oppenheimer Select
Managers relating to the Mercury Advisors S&P 500 Index Fund series (and not with respect to any other series of
Oppenheimer Select Managers) has been signed below by the following persons in the capacities and on the date indicated.

Signatures                            Title                                 Date

/s/ Terry K. Glenn                    President (Principal                 March 28, 2002
------------------------------        Executive Officer)
(Terry K. Glenn)  and Trustee

/s/ Donald C. Burke                   Vice President & Treasurer      March 28, 2002
------------------------------        (Principal Financial &
(Donald C. Burke)                     Accounting Officer)

/s/ M. Colyer Crum                    Trustee                             March 28, 2002
------------------------------
(M. Colyer Crum)

/s/ Fred G. Weiss                     Trustee                             March 28, 2002
------------------------------
(Fred G. Weiss)

/s/ Laurie Simon Hodrick              Trustee                             March 28, 2002
------------------------------
(Laurie Simon Hodrick)

/s/ J. Thomas Touchton                Trustee                             March 28, 2002
------------------------------
(J. Thomas Touchton)

*By /s/ Terry K. Glenn
    _________________________
   (Terry K. Glenn, Attorney-in-Fact)

OPPENHEIMER SELECT MANAGERS

Registration No. 333-49774

Post-Effective Amendment No, 1

Exhibit Index

Exhibit No.       Description

23(b)             By-Laws dated 11/10/01, amended through 3/28/02

23(c)             Specimen Share Certificates

23(j)             Independent Auditors' Consent